Exhibit 10.39

SUBSTITUTE LIMITED GUARANTY

THIS SUBSTITUTE LIMITED GUARANTY is made as of the 1st day of January, 2013, by GTJ REIT, INC., a Maryland corporation with a mailing address of 444 Merrick Road, Lynbrook, New York 11563 (hereinafter referred to as “Guarantor”) to and for the benefit of PEOPLE’S UNITED BANK, a federal savings bank having an office at 850 Main Street, Bridgeport, Connecticut 06604 (hereinafter referred to as “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Loan and Security Agreement by and between the Lender and WU/LH 15 Progress Drive, LLC, a Delaware limited liability company with a mailing address of 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (the “Borrower”) dated as of September 30, 2010 (the “Original Loan Agreement”), the Lender made a loan (the “Loan”) to the Original Borrower in the original principal amount of Two Million Seven Hundred Thousand and 00/100 Dollars ($2,700,000.00); and

WHEREAS, the Loan is evidenced by a Promissory Note of the Borrower dated September 30, 2010 in the original principal amount of the Loan (the “Note”), which Original Note is secured by, inter alia, an Open-End Mortgage Deed and Security Agreement from the Borrower dated September 30, 2010 and recorded in Volume 3145 at Page 159 of the Shelton Land Records (the “Mortgage”) encumbering certain property being more particularly described therein (the “Premises”), and such other additional documents as Lender may require pursuant to the terms of said Loan Agreement (which Loan Agreement, Note, Mortgage and additional documents are collectively hereinafter referred to as “Original Loan Documents”); and

WHEREAS, as a condition to the Lender entering into the Loan with the Borrower and, the Lender required Paul A. Cooper, Jeffrey D. Ravetz, Lous E. Sheinker and Jeffrey Wu (a/k/a Myint J. Kyaw) (collectively, the “Original Guarantors”) to guarantee the payment and performance of the Borrower’s obligations under the Note, the Original Loan Agreement and the other Original Loan Documents pursuant to certain Limited Guaranty Agreements dated as of the date of the Note (collectively, the “Original Guaranty”); and

WHEREAS, in accordance with the terms and conditions contained in the Loan Agreement, the Borrower could request the Lender’s consent to a transfer of the ownership/membership interest in the Borrower; and

WHEREAS, the Borrower and Original Guarantors have requested (i) the Lender’s consent to a sale and transfer of all of the ownership/membership interest in the Borrower to GTJ REALTY, LP, a Delaware limited partnership (the “New Member”) with a mailing address of 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (the “Transfer”); and (ii) that the Lender release the Original Guarantors from their respective Original Guaranty from and after the effective date of the Transfer; and

WHEREAS, simultaneously herewith, (i) the Borrower, the Original Guarantors, the Guarantor, the New Member and the Lender have entered into a First Amendment to Loan Agreement (the “First Amendment” and collectively with the Original Loan Agreement, the “Loan Agreement”) which, inter alia, modifies and amends certain provisions of the Original Loan Agreement, conditionally grants Lender’s consent to the Transfer, conditionally releases the Original Guarantors from their respective Original Guaranty, and the Guarantor assumed all of the obligations of Original Guarantors under the Environmental Indemnity Affidavit of the Borrower and Original Guarantors dated September 30, 2010 (the “Environmental Indemnity”); and (ii) the Borrower, Lender and GTJ Management, LLC, a Delaware limited liability company, as manager of the Premises, have entered into a Conditional Assignment of Management Agreement; and

WHEREAS, as a condition to Lender’s consent to the Transfer and release of the Original Guarantors from their respective Original Guaranty, the Lender has required, inter alia, that Guarantor guaranty the payment and performance of the Borrower’s obligations under the Note, the Loan Agreement and the other Original Loan Documents (as modified by the First Amendment); and

WHEREAS, Borrower, Original Guarantors and Guarantor have or will execute and deliver to Lender the First Amendment and such other documents and instruments as contemplated thereby or required by Lender in connection therewith (the Original Loan Documents together with all such documents and instruments as are required by or delivered in connection with the First Amendment are hereinafter collectively referred to as the “Loan Documents”).

NOW, THEREFORE, in order to induce Lender to consent to the Transfer, release the Original Guarantors from their respective Original Guaranty, consent to the transactions evidenced and/or contemplated by the First Amendment and enter into the First Amendment and in consideration thereof and the recitals contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1.             Guaranty:  Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations (as defined below) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise.  Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.  As used herein, the term “Guaranteed Obligations” means the Guarantor shall guaranty:

(a)           all costs, expenses, damages or losses incurred by the Lender, in connection with the successful enforcement of this Guaranty; plus

(b)           all costs, expenses, damages or losses incurred by the Lender and directly or indirectly resulting from any of the following:

(i)            failure to maintain or cause to be maintained any insurance policies required under the Mortgage, or to pay or provide or cause to be provided the amount of any insurance deductible, to the extent of the applicable deductible, following a casualty event or other insured event.

(ii)           the presence of hazardous waste or asbestos in, on or under the Premises as set forth in a separate environmental indemnity to be signed by Guarantor;

(iii)          any security deposits or other refundable deposits collected with respect to the Premises which are not delivered to Lender upon a foreclosure of the Premises or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the leases or rental agreements affecting the Premises prior to the occurrence of an event of default under the Note, the Mortgage or any other Loan Documents that gave rise to such foreclosure or action in lieu thereof;

(iv)          the misapplication or conversion of (1) any insurance proceeds paid by reason of any loss, damage or destruction to the Premises, (2) any awards or other amounts received in connection with the condemnation of all or a portion of the Premises, or (3) any rents or other income from the Premises;

(v)           the breach of any representation, warranty, covenant or indemnification provision as set forth in a separate environmental indemnity to be signed by Guarantor or in the Mortgage concerning environmental laws, hazardous substances or asbestos;

(vi)          physical waste committed on the Premises by Borrower; damage to the Premises as a result of the intentional misconduct or gross negligence of Borrower or any affiliate thereof, or any agent or employee of any such persons; or the removal of any portion of the Premises in violation of the terms of the Loan Documents; or

(vii)         to the extent that Borrower has retained (or distributed to members) rents or other income from the Premises during the term of the Loan, prior to applying the rents or other income from the Premises to the mortgage debt or operating expenses attributable to the Premises (including but not limited to real estate taxes, insurance charges and utilities), with nothing herein preventing distribution of excess income by Borrower after Borrower has discharged its obligations for debt service and property expenses on a monthly basis; plus

(c)           all obligations of the Borrower pursuant to the Loan Documents upon the occurrence of any of the following events:

(i)            the commission of any fraud, material misrepresentation, gross negligence or willful misconduct by Borrower, Guarantor or any of their respective partners, officers, principals, members, any other guarantor or any other person authorized to make statements or representations, or act, on behalf of Borrower or Guarantor in connection with the Loan;

(ii)           the Premises or any part thereof or interest therein shall be encumbered by a voluntary lien in violation of the terms of the Loan Documents;

(iii)          any voluntary breach or violation of the due on sale provisions or transfer of ownership interest of the Borrower other than as may be permitted in the Loan Documents; or

(iv)          if the Premises or any part thereof shall become an asset in either (1) a voluntary bankruptcy filing or insolvency proceeding, or (2) an involuntary bankruptcy proceeding which is commenced by the Guarantor or anyone related to the Guarantor or an entity owned or controlled by Guarantor and/or any relatives of Guarantor (collectively “Related Party”) and any Guarantor or Related Party objects to a motion for relief from stay or injunction following a voluntary or involuntary bankruptcy or insolvency proceeding;

Notwithstanding anything to the contrary herein, in the Note or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the entire outstanding balance of the Loan secured by the Mortgage or to require that all collateral shall continue to secure all of the Loan owing to Lender in accordance with the Loan Documents.

2.             Subordination:  Subject to the other provisions hereof, Guarantor agrees that all indebtedness of Borrower to Guarantor whether now existing or hereafter contracted, whether direct or indirect, contingent or determined, as well as all rights, liens, claims and securities existing or to exist in connection therewith or as security therefor, are declared, recognized and made subordinate to the indebtedness evidenced by the Note (the “Indebtedness”) and to all rights, titles, interest, liens, and claims of Lender hereunder or thereunder. With respect to any such indebtedness of Borrower to Guarantor, Guarantor further agrees to make no claim therefor until all obligations of Borrower to Lender shall have been discharged in full, and Guarantor further covenants and agrees not to assign all or any part of such indebtedness while this Guaranty remains in effect except upon prior notice to Lender and upon the condition that any such assignment or transfer shall expressly be made subject to the terms of this Guaranty.

3.             No Discharge by Modification:  Guarantor agrees that the liability of Guarantor hereunder shall not in any way be released, diminished, impaired, reduced or affected by:

(a)           The taking or accepting of any other security or guaranty for any or all of the Indebtedness;

(b)           Any release, withdrawal, surrender, exchange, substitution, subordination, or loss of any security or other guaranty at any time existing in connection with any or all of the Indebtedness; any partial release of the liability of any other guarantor under any other instrument had, or to be had, in connection with, or as security for, the Indebtedness, or the death, corporate dissolution, insolvency, bankruptcy, disability, or lack of authority of Borrower,

Guarantor, or any other guarantor or any party at any time liable for the payment of any or all of the Indebtedness, whether now existing or hereafter occurring;

(c)           Any renewal, extension, modification, and/or rearrangement of the payment of any or all of the Indebtedness, or the performance of any covenant contained in any instrument had, or to be had, in connection with, or as security for, the Indebtedness, either with or without notice to, or consent of, such Guarantor or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to any party, including, but without limiting the generality of the foregoing, changes in the terms of disbursement of the loan proceeds or repayment thereof, modifications, extensions or renewals of payment dates, releases of security in whole or in part, changes in interest rate or times of payment thereof or the advancement of additional funds by Lender under the Loan Agreement and/or Mortgage or for purposes related to the purposes set forth therein; or

(d)           Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right, or security existing or to exist in connection with any lien, right, or security existing, or to exist, in connection with, or as security for, any of the Indebtedness; or to take any action hereunder; it being the intention hereof that Guarantor shall remain liable as principal until the full amount of the Indebtedness, together with interest, and any other sums due or to become due upon or in connection with any of the same, shall have been fully paid, performed, and observed by Borrower.

4.             Warranties:  Guarantor further hereby covenants, represents and warrants that:

(a)           The financial statements heretofore delivered by Guarantor to Lender (the “Financial Statements”) are true and correct in all material respects, and fairly present its financial condition as of the respective dates thereof, and no material adverse change has occurred in said financial condition reflected therein since the respective dates thereof;

(b)           The Guarantor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to be qualified would not reasonably be expected to have a material adverse effect.

(c)           The Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Guaranty and each of the other Loan Documents to which it is a party in accordance with their respective terms.  This Guaranty and each of the other Loan Documents to which it is a party have been duly executed and delivered by the duly authorized director, officers, members or managers, as applicable, of the Guarantor and each such document constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforcement may be limited by any bankruptcy, insolvency or other similar laws from time to time in effect which affects the enforcement of creditors rights in general and the availability of equitable remedies.

(d)           All of the properties and assets of the Guarantor are free and clear of mortgages, pledges, liens, charges and other encumbrances except such as are described in the Financial Statements and the Guarantor has good and marketable title to its respective assets and properties.

(e)           There are no actions, suits or proceedings pending or, so far as Guarantor is advised, threatened against Guarantor which might result in any material adverse change in the financial condition of Guarantor, whether or not covered by insurance, and the Guarantor is not in default with respect to any outstanding judgment, writ, order or decree issued by any court or governmental agency;

(f)            Intentionally omitted;

(g)           The Guarantor has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed, and have paid or caused to be paid all taxes as shown on such returns or on any assessment received by the Guarantor to the extent that such taxes have become due, and the Guarantor has no knowledge of any material liability (or basis therefor) for any tax to be imposed on the Guarantor or any of its assets or properties for which adequate provision has not been made in the Financial Statements;

(h)           The Guarantor is not a party to, nor is it bound by, any contract, agreement or instrument, or subject to any restrictions, which either individually or in the aggregate which materially affecting its ability (financial or otherwise) to perform any of its obligations under this Guaranty, or any other agreement or instrument required hereunder;

(i)            Neither execution or delivery of this Guaranty, nor compliance with the terms hereof, will conflict with or result in the breach of any law or statute, or will constitute a breach or default under any agreement or instrument to which Guarantor may be a party, or result in the creation or imposition of any charge or lien upon any property or assets of the Guarantor;

(j)            As of the date hereof, no proceeding in bankruptcy, or for reorganization of the Guarantor, or the readjustment of any of its debts under the Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors has been commenced by the Guarantor or has been commenced against the Guarantor.  As of the date hereof, no receiver or trustee has been appointed for the Guarantor, or for any substantial part of the assets of the Guarantor, and no proceeding has been instituted for the dissolution or the full or partial liquidation of the Guarantor;

(k)           If Borrower shall at any time or times be or become obligated to Lender for payment of any indebtedness other than the Indebtedness for which Guarantor is liable under the provisions hereof, Lender (without in anyway impairing its right hereunder or diminishing said Guarantor’s liability) shall be at liberty at any time or times to apply to said indebtedness other than the Indebtedness any amounts paid to or received by or coming into the hands of

Lender from or attributable to Borrower or any other person or party liable for any said indebtedness or from or attributable to or representing proceeds of any property or security held by Lender securing payment of any of said indebtedness or any credits, deposits, or offsets due Borrower or other party liable on any of said indebtedness (whether or not the Note or such other indebtedness are then due). It is being intended to give Lender the right to apply all payments, credits, and offsets and amounts becoming available for application on or credit against the indebtedness of Borrower to Lender (now or hereafter existing) first toward payment and satisfaction of Borrower’s indebtedness not hereby guaranteed, before making application thereof on or against the Guaranteed Obligations for which Guarantor is and shall be liable hereunder.

(l)            Guarantor hereby agrees to indemnify Lender against loss, cost, or expense by reason of the assertion by Borrower or Guarantor of any defense to its obligations under the Note, Mortgage, or other Loan Documents, or hereunder, or the assertion by Guarantor of any defense to Guarantor’s obligations hereunder based upon any action or inaction of the Borrower;

(m)          It is agreed that the liability of Guarantor for the payment and performance of the Guaranteed Obligations shall be primary and not secondary, and that suit may be brought against any one or more guarantors, without impairing or releasing the rights of Lender against the other guarantors and either with or without making Borrower a party to such suit (as Lender may elect), and that Lender may compound or compromise or settle with any one or more of the guarantors of such sum or sums, if any, as it may see fit and may in its discretion release any one or more of the guarantors from any and all further liability to Lender for the Note (with or without receiving payment of any part of the said Note or other consideration incident to such release) without impairing, affecting, or releasing the right of Lender to demand and collect the entire unpaid balance of said Note, up to the full amount thereof from any one or more of the guarantors not so released; and

(n)           Guarantor agrees that in the event that this Guaranty is placed in the hands of attorneys for enforcement, Guarantor will reimburse Lender for all expenses incurred, including reasonable attorneys’ fees.

All representations made in connection herewith shall be deemed to be relied upon by the Lender, notwithstanding any investigation hereinbefore or hereinafter made and shall survive as long as any amounts are owed hereunder.  Upon full payment of all obligations of the Borrower to the Lender and the termination of the Loan, whether arising under the Note, the Loan Agreement or any other agreement with the Lender, the representations and warranties and covenants and other continuing agreements of the Guarantor shall terminate and be of no force and effect.

5.             Notification of Adverse Changes:  Guarantor shall promptly advise Lender in writing of:

(a)           All substantial actions, suits or proceedings pending or to its knowledge threatened, at law or in equity, or before any federal, state municipal or other court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, involving the possibility of judgments, or penalties against Guarantor which are not covered adequately by insurance; and

(b)           Any material adverse change in the business or financial condition of Guarantor.

6.             Guarantor’s Obligations Independent:  The obligations of Guarantor hereunder are independent of the obligations of Borrower; a separate action or actions may be brought against Guarantor hereon, whether or not action is brought against Borrower or Borrower be joined in any such action or actions.  Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.

7.             Waiver of Defenses:  Guarantor waives any right it may have to require Lender to:

(a)           Proceed against Borrower to recover upon any Indebtedness hereby secured;

(b)           Proceed against or exhaust any security held from Borrower;

(c)           Pursue any remedy in Lender’s power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower other than payment of the Indebtedness.

8.             Waiver of Subrogation:  Guarantor agrees that Guarantor shall have no right of subrogation whatsoever with respect to the aforesaid Indebtedness, or to any monies due or unpaid thereon or any collateral security for the same (unless and until Lender shall have received payment in full of all sums evidenced or at any time secured by the Note, Mortgage and Loan Documents).

9.             No Waiver:  No failure on the part of Lender to pursue any remedy hereunder shall constitute a waiver on its part of the right to pursue the remedy on the basis of the same or subsequent breach.

10.          Acceleration Upon Default:  Guarantor acknowledges that the entire outstanding Indebtedness may become immediately due and payable at the option of Lender, pursuant to the Note and/or Mortgage, upon failure of condition hereunder or failure on the part of Guarantor to perform any obligation on its part to be performed hereunder.

11.          Enforcement:  This Guaranty may be enforced by Lender without first resorting to or exhausting any other security or collateral, or without first having recourse to the Note, or to the personal liability of any maker or endorser thereof, or to the assets or estate of Borrower or of any other party liable for the Note, or to any of the property covered by the Mortgage, or any other Loan Document, through foreclosure proceedings or otherwise, or without first having recourse to any of the Loan Documents; provided, however, that nothing herein contained shall prevent the Lender from suing on the Note or foreclosing the Mortgage or from exercising any other rights hereunder or under any of the Loan Documents, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the Indebtedness, and the Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof.  At any sale of the security or collateral for the Indebtedness or any part hereof whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor the balance due it pursuant to the terms of the Note, the Mortgage or any of the Loan Documents.  Guarantor shall pay, and upon request of Lender shall promptly reimburse Lender for any loss, damage, liability, claim, cost and/or expense (including, without limitation, court costs, collection charges and reasonable attorneys’ fees and expenses) arising out of or in connection with the Guaranteed Obligations and/or the enforcement of this Guaranty.

12.          Successors and Assigns:  This Guaranty shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and enforceable against Guarantor and his successors, assigns, heirs, executors, and administrators.

13.          Governing Law; Venue.  This Guaranty shall be governed by and construed in accordance with the laws of the State of Connecticut.  Any action or proceeding to enforce this Guaranty or under any agreement, instrument or other document contemplated hereby or related hereto; directly or indirectly related to or connected with the Loan or the negotiation, administration or enforcement thereof; or arising from the debtor/creditor relationship of the Borrower, Guarantors and the Lender may be brought either in the Superior Court of Connecticut or the United States District Court for the District of Connecticut.  The Guarantor agrees that any proceeding instituted in any of such courts shall be of proper venue, and waives any right to challenge the venue of such courts or to seek the transfer or relocation of any such proceeding for any reasons.  The Guarantor further agrees that any such courts shall have personal jurisdiction over the Guarantor.  Any judgment or decree obtained in any such action or proceeding may be filed or enforced in any other appropriate court.

14.          COMMERCIAL WAIVER.  GUARANTOR ACKNOWLEDGES THAT THE TRANSACTIONS TO WHICH THIS GUARANTY RELATES ARE COMMERCIAL TRANSACTIONS. GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY WAIVES HIS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT THE LENDER MAY ELECT TO USE OR OF WHICH IT MAY AVAIL ITSELF. GUARANTOR FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS.

15.          WAIVER OF JURY TRIAL:  GUARANTOR WAIVES A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS GUARANTY AND AS TO ANY ISSUES

ARISING RELATING TO THIS GUARANTY OR TO THE INSTRUMENTS SECURING THIS GUARANTY. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE GUARANTOR OF AN IMPORTANT RIGHT, AND THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE.

16.          Miscellaneous:  Guarantor

(a)           Waives diligence, presentment, protest, notice of protest, notice of dishonor, demand for payment, or performance, notice of default or non-performance, extension of time of payment, notice of acceptance of this Guaranty, nonpayment at maturity, and indulgences and notices of every kind, and consents to any and all forbearances and extensions of the time of payment of the Note, the Mortgage or the Loan Documents, and to any and all changes in the terms, covenants, and conditions thereof hereafter made or granted and to any and all substitutions, exchanges, or releases of all or any part of the collateral therefor; waives any right to cause a marshalling of Borrower’s assets or to cause Lender to proceed against any other guarantors in any particular order; waives any right to require Lender to apply upon the Note or any Indebtedness hereby guarantied any funds or other property at any time received by or paid to or in the possession of Lender; it being the intention hereof that Guarantor shall remain liable hereunder until the terms, covenants, and conditions of the Note, the Mortgage, and all of the Loan Documents shall have been fully performed and observed by the Borrower, notwithstanding any act, omission, or thing that might otherwise operate as a legal or equitable discharge of Guarantor.

(b)           Agrees that if any term, covenant, or condition of this Guaranty, the Note, the Mortgage, or any of the Loan Documents or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, the Note, the Mortgage, or such Loan Documents or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of this Guaranty, the Note, the Mortgage, and all Loan Documents shall be valid and be enforced to the fullest extent permitted by law.

(c)           Agrees that should Borrower execute in favor of Lender any further security agreement, the exercise by Lender of any right conferred upon it in such security agreement shall be wholly discretionary with Lender and such exercise of, or failure to exercise such right, shall in no way impair or diminish the obligations of Guarantor hereunder. Lender may, without in any manner impairing or diminishing the obligations of Guarantor hereunder, elect to pursue any available remedy against Borrower, against any other party, or against any security held by Lender, whether or not the exercise by Lender of any such remedy shall result in loss to Guarantor of any right of subrogation or right to proceed against Borrower for reimbursement.

(d)           Agrees that in the event of any bankruptcy, reorganization, winding up, or similar proceedings with respect to Borrower, no limitation on Borrower’s liability under the Note, the Mortgage, or any of the Loan Documents that may now or hereafter be imposed by any federal, state, or other statute, law, regulation, or judicial or administrative determination applicable to such proceedings shall in any way limit the obligation hereunder of Guarantor, which obligation is coextensive with Borrower’s liability as set forth in the Note, the Mortgage, and the Loan Documents without regard to any such limitation. In the event any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Lender to Borrower shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender upon demand.

(e)           Agrees that this Guaranty shall be continuing and of full force and effect until the Indebtedness and all renewals or extensions thereof is fully paid.

(f)            Guarantor shall furnish to the Lender annually the financial statements and tax returns required pursuant to the Loan Agreement (the “Guarantor Financial Statements”).

IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed and delivered the day and year first above written.

GUARANTOR:
GTJ REIT, INC.

By:	/s/ David Oplanich
	Its:	CFO

STATE OF	)
) ss:
COUNTY OF	)

On this the          day of                             , 2012, before me, the undersigned officer, personally appeared                               , who acknowledged himself/herself to be the                          of GTJ REIT, INC., a Maryland corporation, and that he/she as such and being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such                         .

/s/ Paula Corazza
Notary Public
My Commission Expires: